Item 14 (c) Exhibit #24

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of February, 1995.



                                  /s/Roger G. Ackerman
                                     ____________________________
                                     Roger G. Ackerman

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of February, 1995.



                                  /s/Van C. Campbell
                                     __________________________
                                     Van C. Campbell

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of February, 1995.



                                  /s/David A. Duke
                                     ___________________________
                                     David A. Duke

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of February, 1995.



                                  /s/John H. Foster
                                     _________________________
                                     John H. Foster

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 1995.



                                  /s/James R. Houghton
                                     ____________________________
                                     James R. Houghton

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of February, 1995.



                                  /s/Robert Barker
                                     ____________________________
                                     Robert Barker

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 1995.



                                  /s/Mary L. Bundy
                                     ____________________________
                                     Mary L. Bundy

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1995.



                                  /s/Barber B. Conable, Jr.
                                     ___________________________
                                     Barber B. Conable, Jr.

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of February, 1995.



                                  /s/Gordon Gund
                                     ___________________________
                                     Gordon Gund

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of February, 1995.



                                  /s/John M. Hennessy
                                     ____________________________
                                     John M. Hennessy

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of February, 1995.



                                  /s/Vernon E. Jordan, Jr.
                                     ___________________________
                                     Vernon E. Jordan, Jr.

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1995.



                                  /s/James W. Kinnear
                                     ___________________________
                                     James W. Kinnear

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of February, 1995.



                                  /s/James J. O'Connor
                                     ___________________________
                                     James J. O'Connor

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 1995.



                                  /s/Catherine A. Rein
                                     ____________________________
                                     Catherine A. Rein

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of February, 1995.



                                  /s/Henry Rosovsky
                                     ____________________________
                                     Henry Rosovsky

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of February, 1995.



                                  /s/William D. Smithburg
                                     _______________________
                                     William D. Smithburg

                      CORNING INCORPORATED

                       POWER OF ATTORNEY

                    ________________________



     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, Van C. Campbell and William C. Ughetta, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended January 1, 1995, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of February, 1995.



                                  /s/Robert G. Stone, Jr.
                                     _________________________
                                     Robert G. Stone, Jr.